------------------
                                                         59TH Annual Report

                                                              SELIGMAN

                                                               GROWTH

                                                              FUND, INC.


                                                          December 31, 1995


Seligman Financial Services, Inc.
          an affiliate of

             [Logo]

      J. & W. Seligman & Co.
           incorporated
         established 1864
100 Park Avenue, New York, NY  10017
                                                                [Logo]
     This report is intended only for
the information of shareholders or those
who have received the offering                           -------------------
prospectus covering shares of Capital
Stock of Seligman Growth Fund, Inc.,                     A Growth Stock Fund
which contains information about the                     Established in 1937
sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                             EQGR2 12/95

================================================================================
SELIGMAN GROWTH FUND
--------------------------------------------------------------------------------
     A mutual fund that seeks to provide
longer-term growth in capital value for
its shareholders and an increase in
future income. The Fund invests
primarily in the common stocks of
companies selected for their growth
prospects.



HIGHLIGHTS OF 1995

----------------------------------------------------------------------------------------------------------------------
                                                                    DECEMBER 31, 1995             DECEMBER 31, 1994
                                                               -----------------------         -----------------------

                                                                CLASS A       CLASS D           CLASS A     CLASS D
----------------------------------------------------------------------------------------------------------------------

Net Assets (in thousands)............................          $597,510        $6,412          $513,328      $1,742
----------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share............................             $5.22         $4.96             $4.54       $4.38
  With December 1995 Gain Distribution
    Taken in Shares..................................              5.82          5.56                --          --
  Increase in Net Asset Value with Gain
    Distribution Taken in Shares.....................             28.19%(1)     27.01%               --          --
----------------------------------------------------------------------------------------------------------------------
Dividends Paid per Share.............................             $0.01            --             $0.01          --
Distribution of Realized Gain per Share..............             0.598        $0.598             $0.50       $0.50
----------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of Average Net Assets......           $0.0094       $0.0191           $0.0090     $0.0293
----------------------------------------------------------------------------------------------------------------------

(1) Excluding effect of dividend paid.

================================================================================
To the Shareholders
--------------------------------------------------------------------------------

     Your Fund performed favorably during the past year, though its performance trailed the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500's total return was driven by better-than-average advances by the companies with the largest market capitalizations, and therefore heaviest weightings, in the Index. As a result, the S&P 500 outperformed more than 87% of the US equity funds. Long-term performance results and an interview with your Portfolio Manager begin on page 3.
     For Class A and D shares, net realized gain per share from investment transactions for the 12 months totaled $0.68. Net unrealized gain per share totaled $1.22 at December 31. A realized gain distribution of $0.598 was paid on December 27 to shareholders of record December 21. The US equity markets had a banner year. After a pessimistic start, many factors including low inflation, falling interest rates, and strong corporate earnings paved the way for a memorable year.
     Overall, the market indices tell the best story. The S&P 500, which had its second best gain since 1957, was up 34.11%, and other indices such as the New York Stock Exchange Composite and the Wilshire 5000 were up 30% or more for the year. The leading market indices have only twice, since the end of World War II, risen more than 1995's powerful advance.
     The equity markets, however, did teeter towards the end of the year due to the Federal budget stalemate between the White House and Congress, which brought on fears of higher inflation and interest rates. Nevertheless, the deadlock in Washington did not deter the Federal Reserve Board from lowering short-term interest rates on December 19--a move that quickly rejuvenated the equity markets.
     Looking forward, the slowing economy, the budget negotiations, and the 1996 Presidential election are a few of the factors that may create somewhat more volatile markets in the year ahead. We remain optimistic about your Fund's performance and will continue to search for, and invest in, those companies that can sustain earnings growth in a challenging and competitive global business environment--a strategy we believe is key to investment performance.
     As of January 1, 1996, the portfolio management responsibilities of Seligman Growth Fund have been fully assumed by Mr. Loris D. Muzzatti. Mr. Muzzatti is supported by a group of investment professionals dedicated to the objectives of Seligman Growth Fund.
     A Special Meeting of Shareholders was held on December 12, at which several proposals were voted on. The results of the Special Meeting appear on page 6.
     We thank you for your continued investment in Seligman Growth Fund, and look forward to serving your investment needs in 1996 and the years ahead.
     By order of the Board of Directors,

/s/ William C. Morris


William C. Morris
Chairman

                                    /s/ Brian T. Zino
                                       Brian T. Zino
                                         President

February 2, 1996

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------
The following is a biography of your Portfolio Manager, a discussion with him regarding Seligman Growth Fund, and a comparison chart and table of your Fund's performance against the Standard & Poor's 500 Composite Stock Price Index and the Lipper Growth Fund Average.

YOUR PORTFOLIO MANAGER

                            After 38 successful years with the firm, David
                            Watts, Managing Director of J. & W. Seligman & Co.
                            Incorporated and Vice President and Portfolio
                            Manager of Seligman Growth Fund, has retired. At
                            year end, Loris D. Muzzatti, Managing Director of J.
                            & W. Seligman & Co. Incorporated and Vice President
                            and Portfolio Manager of Seligman Capital Fund and
                            Portfolio Manager of the Seligman Capital Portfolio
     Photo                  of Seligman Portfolios, Inc. was appointed Vice
of Loris D. Muzzatti        President, and assumed full portfolio management
                            responsibilities, of Seligman Growth Fund. Mr.
                            Muzzatti, who joined Seligman in 1985, also manages the US portion of Seligman Henderson Global Growth
                            Opportunities Fund and a portion of the firm's institutional accounts. Mr. Muzzatti is assisted by a team of investment professionals who are dedicated to the growth investment discipline, and to the objectives of Seligman Growth Fund.

                            Iain C. Clark, Chief Investment Officer of Seligman
Henderson Co., is responsible for the investment activities of Seligman Growth Fund's Subadviser, Seligman Henderson Co. Mr. Clark is also head of International Investments for, and a Director of, Henderson Administration Group plc, an investment manager in London, England. He has been with Henderson since 1985.

Your Manager's Investment Strategy
"DURING THE YEAR, YOUR FUND'S EXPOSURE TO HEALTH CARE ISSUES WAS INCREASED. IN PARTICULAR, WE PURCHASED HMO AND PHARMACEUTICAL ISSUES THAT BENEFITED FROM GOOD HMO ENROLLMENT GROWTH WHICH, IN TURN, RESULTED IN INCREASED PHARMACEUTICAL USE. ALSO, THE UTILITY SECTOR WAS UP MORE THAN 40% IN 1995, BUT THIS SECTOR WAS NOT REPRESENTED IN THE PORTFOLIO TO ANY EXTENT. SHARPLY LOWER INTEREST RATES DURING THE YEAR HELPED THIS YIELD-ORIENTED SECTOR POST SUPERIOR PERFORMANCE; HOWEVER, A LACK OF ANY SIGNIFICANT EARNINGS GROWTH IN THE UTILITY SECTOR WILL GENERALLY PRECLUDE YOUR FUND FROM OWNING THESE ISSUES."

Economic Factors Affecting Seligman Growth Fund
"MODERATE INFLATION AND DECLINING INTEREST RATES WERE TWO MAJOR FACTORS THAT POSITIVELY IMPACTED YOUR FUND'S PERFORMANCE IN 1995. IN ADDITION, STRONG GROWTH IN CORPORATE PROFITS CONTRIBUTED TO A FAVORABLE ECONOMIC ENVIRONMENT FOR THE US EQUITY MARKETS. THESE FACTORS BENEFITED YOUR FUND'S INTEREST-SENSITIVE FINANCIAL ISSUES. ON THE OTHER HAND, THE STRENGTH OF THE US DOLLAR DAMPENED YOUR FUND'S INTERNATIONAL HOLDINGS, AS DID THE LESS-FAVORABLE OVERSEAS ECONOMIC ENVIRONMENT."

Individual Sector Performance
"YOUR FUND'S FINANCIAL, HEALTH CARE, AND CONSUMER STAPLES SECTORS ALL PERFORMED FAVORABLY DURING THE YEAR. IN PARTICULAR, THE HEALTH CARE SECTOR'S PERFORMANCE WAS LARGELY DRIVEN BY THE STRENGTH OF PHARMACEUTICAL ISSUES. THESE ISSUES CONTINUED TO REBOUND FROM THEIR LOWS POSTED IN JUNE 1994--A RESULT OF STRONG UNIT GROWTH. CONVERSELY, THE CONSUMER CYCLICAL SECTOR, MORE SPECIFICALLY RETAILERS, PERFORMED POORLY AS A RESULT OF WEAK SALES IN GENERAL AND A PARTICULARLY DOWNHEARTED HOLIDAY SEASON."

Outlook for the Year Ahead
"GOING FORWARD, WE MAY SEE AN ECONOMIC SLOWDOWN THAT WOULD REDUCE CORPORATE PROFITS FOR THE S&P 500. YOUR FUND IS WELL POSITIONED TO BENEFIT IN THIS ENVIRONMENT WITH ITS PORTFOLIO OF SUPERIOR GROWTH STOCKS. IN ADDITION, YOUR FUND'S EXPOSURE TO THE INTERNATIONAL MARKETS, WHICH DAMPENED PERFORMANCE IN 1995, IS EXPECTED TO PROVIDE BETTER RESULTS IN 1996."

================================================================================
PERFORMANCE COMPARISON CHART AND TABLE                         December 31, 1995
--------------------------------------------------------------------------------
This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1995, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500) and the Lipper Growth Fund Average (Lipper Growth) for the same period. The performance of Seligman Growth Fund Class D shares is not shown in this chart, but is included in the table below. It is important to keep in mind that the S&P 500 excludes the effect of any fees or sales charges, and the Lipper Growth excludes the effects of any sales charges.



           Growth Fund With Sales Charge         Growth Fund Without Sales Charge      S&P 500 Index    Lipper Growth Funds Average

12/31/85               9531.98                                    10000                      10000               10000.00
3/31/86               11299.12                                  11853.9                   11410.50            11500.00
6/30/86               12366.25                                 12973.42                   12083.03               12108.35
9/30/86               10308.09                                 10814.21                   11240.12               11051.29
12/31/86               11081.1                                 11625.18                   11866.53               11472.35
3/31/87                13571.7                                 14238.08                   14400.28            13844.83
6/30/87               14034.17                                 14723.25                   15123.17            14186.79
9/30/87               14672.09                                 15392.49                   16120.85               15066.37
12/31/87              11463.33                                 12026.17                   12489.63               11845.18
3/31/88               11598.83                                 12168.33                   13200.78               12734.76
6/30/88               12466.38                                 13078.48                   14079.96               13470.83
9/30/88               12166.32                                 12763.68                   14127.69               13384.61
12/31/88              12305.16                                 12909.34                   14563.81               13585.38
3/31/89                13035.6                                 13675.64                   15596.38            14570.32
6/30/89               14439.86                                 15148.85                   16973.08               15762.17
9/30/89               16591.68                                 17406.33                   18790.72               17401.44
12/31/89               16457.4                                 17265.46                   19178.56               17265.71
3/31/90               15586.13                                  16351.4                   18601.67               16884.14
6/30/90               17231.87                                 18077.95                   19771.90               18109.93
9/30/90               14072.15                                 14763.09                   17054.65               15246.75
12/31/90              15607.88                                 16374.23                   18583.43               16512.23
3/31/91               18442.58                                  19348.1                   21282.86               19451.40
6/30/91               18305.96                                 19204.78                   21234.12               19270.50
9/30/91               19780.04                                 20751.23                   22369.72               20706.16
12/31/91              21609.51                                 22670.53                   24245.20               22623.55
3/31/92               21173.69                                 22213.31                   23632.77               22370.16
6/30/92               20120.92                                 21108.85                   24082.26               21810.91
9/30/92               21358.01                                 22406.68                   24841.58                 22478.32
12/31/92               24050.5                                 25231.37                   26092.60               24501.37
3/31/93               23931.04                                 25106.05                   27232.06               25126.16
6/30/93               23174.97                                 24312.86                   27364.68               25291.99
9/30/93               25249.15                                 26488.88                   28072.06               26523.71
12/31/93              25540.49                                 26794.52                   28722.49               27133.76
3/31/94               24617.93                                 25826.66                   27633.33               26224.77
6/30/94               23306.91                                 24451.27                   27749.67               25553.42
9/30/94                24763.6                                 25979.48                   29106.35              26943.53
12/31/94               24559.6                                 25765.46                   29101.69               26590.57
3/31/95               25695.61                                 26957.25                   31935.32               28550.29
6/30/95               27588.98                                 28943.58                   34983.87               31262.57
9/30/95               30347.87                                 31837.93                   37764.04               33960.53
12/31/95              31552.56                                 33101.77                   40037.43               34762.00



The table below shows the average annual total returns for the one-, five-, and 10-year periods through December 31, 1995, for the Seligman Growth Fund Class A shares, with and without the maximum initial sales charge of 4.75%, the S&P 500, and the Lipper Growth. Also included in the table are the average annual total returns for the one-year and since-inception periods through December 31, 1995, for the Seligman Growth Fund Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, the S&P 500, and the Lipper Growth.

AVERAGE ANNUAL TOTAL RETURN

                                   ONE        FIVE        10
                                   YEAR       YEARS      YEARS
                                 --------   ---------  ---------
Seligman Growth Fund
  Class A with sales charge       22.28%      13.99%    12.18%
  Class A without sales charge    28.47       15.12     12.72
S&P 500                           37.58       16.59     14.86
Lipper Growth                     30.73       16.05     13.27
                                             SINCE

                                   ONE       INCEPTION
                                   YEAR        5/3/93
                                 -------     ---------
Seligman Growth Fund
  Class D with CDSL               26.01%         n/a
  Class D without CDSL            27.01        11.43%
S&P 500                           37.58        16.62*
Lipper Growth                     30.73        14.51*
* From 4/30/93.

No adjustment was made to performance for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of Class A shares. The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN GROWTH FUND
--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION FOR 1995 DIVIDEND AND GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

The dividend of $0.01 per share, paid on December 27, 1995, to Class A shareholders, is taxable as ordinary income for federal tax purposes. It makes no difference whether you received it in cash or in shares. Under the Internal Revenue Code, 55% of the dividend paid to Class A shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for this distribution, corporate shareholders must have held the Fund's shares for at least 46 days.
    A distribution of $0.598 per share, consisting of $0.574 from net long-term and $0.024 from net short-term gain realized on investments in 1995, was paid on December 27, 1995, to both Class A and D shareholders. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1995 as a long-term gain from the sale of capital assets, no matter how long the shares may have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

    If the gain distribution was received in shares, the per share cost basis for federal income tax purposes was $5.18 for Class A and $4.92 for Class D.

    A year-end statement of account showing activity for 1995 and a combined Form 1099-DIV/B have been mailed to each shareholder. Form 1099-B shows the proceeds of any redemptions paid to shareholders during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the dividend and distribution from gain on investments paid during the year.

================================================================================
SELIGMAN GROWTH FUND
--------------------------------------------------------------------------------
PROXY RESULTS
Seligman Growth Fund Shareholders voted on the following proposals at the Special Meeting of Shareholders held on December 12, 1995, in New York, New York. Each Director was elected, and all other proposals were approved. The description of each proposal and number of shares voted are as follows:



                                    FOR          AGAINST            NON-VOTE
                                   -----       ----------        ------------
Election of Directors:
   Fred E. Brown                67,455,287      2,730,217          36,646,940
   John R. Galvin               67,256,368      2,873,618          36,645,949
   Alice S. Ilchman             67,498,741      2,739,834          36,646,925
   Frank A. McPherson           67,334,490      2,834,446          36,648,938
   John E. Merow                67,284,803      2,920,029          36,638,791
   Betsy S. Michel              67,713,435      2,575,953          36,649,252
   William C. Morris            67,707,714      2,596,558          36,649,254
   James C. Pitney              67,739,484      2,558,852          36,641,104
   James Q. Riordan             67,720,815      2,550,584          36,641,103
   Ronald T. Schroeder          67,786,994      2,522,438          36,619,249
   Robert L. Shafer             67,762,057      2,546,635          36,649,250
   James N. Whitson             67,758,187      2,555,944          36,638,755
   Brian T. Zino                67,693,368      2,606,917          36,649,253


                                                        FOR             AGAINST         ABSTAIN           NON-VOTE
                                                       -----          ----------      ----------       ------------
Ratification of Deloitte & Touche LLP
   as independent auditors:                          66,441,703        1,192,037       2,678,775          36,649,244
Approval of amendment to the Management
   Agreement to increase management fee
   payable by the Fund:                              49,797,388       16,413,554       4,102,072          36,648,745
Approval of amendment to the Subadvisory
   Agreement to increase the subadvisory fee
   payable by J. & W. Seligman & Co. Incorporated:   49,760,584       16,140,986       4,410,944          36,649,245
Approval of amendment of the Fund's fundamental
   investment policy to permit mortgaging
   or pledging of its assets:                        53,598,913       10,936,401       5,777,203          36,649,243
Approval of increasing borrowing limits:             55,782,761       10,934,163       4,135,591          36,373,890


================================================================================
SELIGMAN GROWTH FUND
--------------------------------------------------------------------------------

DIVERSIFICATION OF ASSETS  DECEMBER 31, 1995

                                                                                          PERCENT     PERCENT OF
                                                                                           OF NET     NET ASSETS
                                              ISSUES      COST              VALUE          ASSETS    DEC. 31, 1994
                                              ------  ------------       ------------      -------   -------------
Net Cash and Short-Term Holdings  ..........     1     $ 1,014,270      $  1,014,270          0.2          4.0
                                               ---    ------------      ------------        -----        -----
Common Stocks and Convertible Securities:
Aerospace...................................     1      11,214,838        13,715,625          2.3           --
Automotive and Related......................     3       8,928,536        13,565,000          2.2          8.0
Building and Construction...................    --              --                --           --          0.2
Business Services...........................     7      42,024,412        74,787,500         12.4          7.6
Chemicals...................................     4      16,616,568        15,213,352          2.5          0.4
Consumer Goods and Services.................     8      32,240,586        42,398,749          7.0          9.4
Drugs and Health Care.......................    13      87,249,864       120,701,835         20.0         14.3
Electronics.................................     1         753,837           541,800          0.1           --
Energy......................................     1       1,886,526         1,437,500          0.2          0.5
Financial Services..........................    12      60,452,068        93,810,588         15.5          7.8
Industrial Equipment........................     7      26,620,507        31,335,352          5.2          2.7
Leisure and Entertainment...................     6      36,634,689        40,419,357          6.7          6.8
Metals......................................    --              --                --           --          1.0
Printing and Publishing.....................     1       1,725,354         2,661,692          0.4          0.4
Retail Trade................................     5      24,339,515        24,720,665          4.1         11.9
Steel.......................................     2       6,136,497         5,815,625          1.0           --
Technology..................................    13      60,639,799        71,736,146         11.9         14.2
Telecommunications..........................     5      25,454,893        25,156,250          4.2          6.9
Tobacco.....................................     1       7,615,474        11,312,500          1.9           --
Transportation..............................    --              --                --           --          0.4
Miscellaneous...............................     4      11,450,098        13,578,457          2.2          3.5
                                               ---    ------------      ------------        -----        -----
                                                94     461,984,061       602,907,993         99.8         96.0
                                               ---    ------------      ------------        -----        -----
Net Assets  ................................    95    $462,998,331      $603,922,263        100.0        100.0
                                               ===    ============      ============        =====        =====

================================================================================
SELIGMAN GROWTH FUND
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES*
DURING PAST THREE MONTHS
                                            SHARES
                                    -----------------------
                                                HOLDINGS
ADDITIONS                           INCREASE    12/31/95
---------                           --------    --------
Century Telephone Enterprises        100,000     100,000
Duracell International......         135,000     135,000
Guidant.....................         100,000     100,000
Hewlett-Packard.............          50,000      75,000
MBNA........................         100,000     100,000
Nordstrom...................         125,000     175,000
Nucor.......................          75,000      75,000
Sterling Software...........         100,000     100,000
United Healthcare ..........          50,000     200,000
Xerox.......................          65,000      65,000

                                                HOLDINGS
REDUCTIONS                          DECREASE    12/31/95
----------                          --------    --------
Applied Materials...........         160,000(1)       --
Capital Cities/ABC..........          50,000          --
Citicorp....................          75,000     100,000
DSC Communications..........         125,000          --
General Nutrition...........         140,000          --
HFS Group...................         150,000     150,000
Linear Technology...........         200,000          --
MGM Grand...................         200,000          --
Oracle Systems..............         150,000          --
Silicon Graphics............         150,000          --


* Largest portfolio changes from the previous quarter to the current period are based on cost of purchases and proceeds from sales of securities.
(1) Includes 80,000 shares received as a result of a 2-for-1 stock split.


MAJOR PORTFOLIO HOLDINGS
AT DECEMBER 31, 1995

SECURITY                                      VALUE
---------                                  -----------
American International Group............   $20,812,500
First Data..............................    15,046,875
Pfizer..................................    14,175,000
Boeing..................................    13,715,625
Schering-Plough.........................    13,687,500
United Healthcare.......................    13,100,000
Pacific Health Systems..................    13,087,500
Interpublic Group of Companies..........    13,012,500
Columbia/HCA Healthcare.................    12,687,500
HFS Group...............................    12,262,500

================================================================================
PORTFOLIO OF INVESTMENTS                                      December 31, 1995
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
COMMON STOCKS   99.7%
AEROSPACE   2.3%
Boeing
   Aircraft manufacturer......         175,000    $  13,715,625
                                                  -------------
AUTOMOTIVE AND RELATED   2.2%
Autoliv (ADRs)+*
   Swedish supplier of safety
   restraint systems..........          40,000        2,340,000
Echlin
   Manufacturer of motor vehicle
   replacement parts..........         150,000        5,475,000
Harley-Davidson
   Motorcycle manufacturer....         200,000        5,750,000
                                                  -------------
                                                     13,565,000
                                                  -------------
BUSINESS SERVICES   12.4%
Alco Standard
   Distributor of paper and office
   equipment..................         175,000        7,984,375
First Data
   Credit card processing
   services...................         225,000       15,046,875
General Motors (Class E)
   Worldwide automotive
   manufacturer...............         225,000       11,700,000
HFS Group*
   Hotel and motel franchises.         150,000       12,262,500
Interpublic Group of Companies
   Worldwide advertising agency        300,000       13,012,500
Reynolds & Reynolds (Class A)
   Supplier of information systems
   to auto and medical industries      200,000        7,750,000
SunGard Data Systems*
   Back up computer services for
   disaster recovery..........         250,000        7,031,250
                                                  -------------
                                                     74,787,500
                                                  -------------
CHEMICALS   2.5%
Air Products & Chemicals
   Industrial gases and chemicals      150,000        7,912,500
Bayer AG
   Producer of specialty chemicals,
   pharmaceuticals, and plastics         6,700        1,776,095
Engelhard
   Specialty chemicals and
   metals.....................         200,000        4,350,000
European Vinyls
   Market leaders in PVC
   industry...................          45,300        1,174,757
                                                  -------------
                                                     15,213,352
                                                  -------------

                                        SHARES         VALUE
                                        ------         -----

CONSUMER GOODS AND SERVICES   7.0%
Adidas
   Sporting equipment, footware         40,000    $   2,110,686
Coca-Cola
   Soft drinks, consumer products      100,000        7,425,000
Duracell International
   Alkaline batteries.........         135,000        6,986,250
Gillette
   Personal care products.....         175,000        9,121,875
Gucci
   Manufacturer and marketer
   of apparel.................          23,500          913,563
LVMH Moet-Hennessey
   Producers of wine, spirits,
   and luxury products........          10,000        2,078,875
Mattel
   Manufacturer of dolls, games,
   and action and activity toys        175,000        5,381,250
PepsiCo
    Soft drinks, consumer goods        150,000        8,381,250
                                                  -------------
                                                     42,398,749
                                                  -------------
DRUGS AND HEALTH CARE   20.0%
Amgen*
   Biotechnology company......         200,000       11,862,500
Columbia/HCA Healthcare
   Health care facilities and
   services...................         250,000       12,687,500
Genzyme*
   Biomedical and genetic
   products...................          75,000        4,668,750
Guidant
   Cardiac rhythm management
   and coronary artery disease
   intervention...............         100,000        4,225,000
Johnson & Johnson
   Health care products.......         125,000       10,703,125
Medtronic
   Manufacturer of pacemakers
   and related cardiovascular
   products...................         150,000        8,381,250
Oxford Health Plans*
   Health maintenance
   organization...............         125,000        9,218,750
PacifiCare Health Systems
   (Class B)*
   Health maintenance
   organization...............         150,000       13,087,500
Pfizer
   Health care consumer
   products; specialty chemicals       225,000       14,175,000

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
DRUGS AND HEALTH CARE (continued)
Protein Design Laboratories*
   Antibody technology........         125,000    $   2,875,000
Roussel
   French developer and
   manufacturer of specialty
   pharmaceuticals............          12,000        2,029,960
Schering-Plough
   Pharmaceuticals, health and
   personal care products.....         250,000       13,687,500
United Healthcare
   Health maintenance
   organization...............         200,000       13,100,000
                                                  -------------
                                                    120,701,835
                                                  -------------
ENERGY   0.2%
Huaneng Power International
   (ADRs)*
   Diversified Chinese energy
   company....................         100,000        1,437,500
                                                  -------------
FINANCIAL SERVICES   15.5%
American International Group
   International insurance....         225,000       20,812,500
Citicorp
   New York commercial bank...         100,000        6,725,000
Federal National Mortgage
   Association
   Mortgage financing.........          75,000        9,309,375
General Re
   Property casualty reinsurer          75,000       11,625,000
Green Tree Financial
   Loans for manufacturered
   homes......................         300,000        7,912,500
Internationale Nederlanden Bank
   Insurance and banking group          33,825        2,255,000
MBNA
   Issuer of bank credit cards         100,000        3,687,500
MGIC Investment
   Private mortgage insurance.         150,000        8,137,500
Norwest
   Midwest bank...............         250,000        8,250,000
SunAmerica
   Diversified financial services,
   specializing in pre-retirement
   savings....................         112,500        5,343,750
UTD Overseas Bank
   Second largest bank in
   Singapore..................         228,000        2,192,463
Wells Fargo
   Commercial banking in
   California.................          35,000        7,560,000
                                                  -------------
                                                     93,810,588
                                                  -------------


                                        SHARES         VALUE
                                        ------         -----
INDUSTRIAL EQUIPMENT   5.2%
BBC Brown Boverie
   Manufacturer of heavy
   equipment for electric power
   generation and distribution           2,000    $   2,322,357
FKI Babcock
   Electrical engineering
   company....................         875,000        2,240,483
General Electric
   Supplier of electrical equipment
   and other industrial and
   consumer products..........         150,000       10,800,000
Glory Kogyo
   Highly specialized company
   servicing banking automations        25,000          917,874
Illinois Tool Works
   Fasteners, tools, and plastic
   items......................          75,000        4,425,000
Keyence
   Producer of detection devices for
   the manufacturing process..          15,000        1,724,638
Xerox
   Office equipment and
   supplies...................          65,000        8,905,000
                                                  -------------
                                                     31,335,352
                                                  -------------
LEISURE AND ENTERTAINMENT   6.7%
Circus Circus Enterprises*
   Casino hotels..............         300,000        8,362,500
Disney, Walt
   Theme parks, hotels, films.         125,000        7,375,000
Granada Group
   Radio and television
   broadcasting, publishing...         230,000        2,302,169
Mirage Resorts*
   Manager of casinos in
   Las Vegas..................         225,000        7,762,500
Scandinavian Broadcast System
   Television broadcasting in
   Scandinavia................         125,000        2,773,438
Viacom (Class B)
   Diverse entertainment
   communications company.....         250,000       11,843,750
                                                  -------------
                                                     40,419,357
                                                  -------------

================================================================================
                                                               December 31, 1995
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
PRINTING AND PUBLISHING   0.4%
Reed Elsevier
   Global printer and publisher
   of professional trade
   journals and magazines.....         200,000    $   2,661,692
                                                  -------------

RETAIL TRADE   4.1%
Eckerd*
   Operator of drug store chain        100,000        4,462,500
Home Depot
   Chain of home improvement
   stores.....................         150,000        7,181,250
Hornbach Baumarkt
   A large home improvement
   and garden center retailer
   in Germany.................          25,000        1,073,790
Nordstrom
   Department stores..........         175,000        7,065,625
Office Depot*
   Office supply retailer.....         250,000        4,937,500
                                                  -------------
                                                     24,720,665
                                                  -------------
STEEL   1.0%
Nucor
   Mini-mill steel production.          75,000        4,284,375
Pohang Iron & Steel (ADRs)
   A leading Korean
   steel manufacturer.........          70,000        1,531,250
                                                  -------------
                                                      5,815,625
                                                  -------------
TECHNOLOGY   11.9%
Cisco Systems*
   Computer network routers...         150,000       11,203,125
Farnell Electronics
   Manufacturer and distributor of
   electronic and electrical
   equipment  ................         250,000        2,789,450
Hewlett-Packard
   Computers and peripherals..          75,000        6,281,250
Informix
   Designer, manufacturer, and
   supporter of database management
   systems....................         150,000        4,509,375
Intel
   Semiconductor manufacturer.         150,000        8,521,875
Lam Research*
   Manufacturer of plasma etching
   equipment..................          75,000        3,421,875
Microsoft*
   Microcomputer software.....         100,000        8,781,250

                                        SHARES         VALUE
                                        ------         -----
Olivetti
   PCs, software, minicomputers
   and peripheral equipment...       3,000,000    $   2,404,912
Secom
   Manufacturer of electronic
   instrumentation............          30,000        2,081,159
Sterling Software
   Software and network services;
   automated program design
   software...................         100,000        6,237,500
Tektronix
   Manufacturer of electronic
   equipment..................         100,000        4,912,500
3Com*
   Supplier of adapter cards, hubs,
   and routers for local area
   computer networks..........         100,000        4,668,750
Xilinx*
   Specialized semiconductors.         195,000        5,923,125
                                                  -------------
                                                     71,736,146
                                                  -------------
TELECOMMUNICATIONS   4.2%
American Telephone & Telegraph
   International and domestic
   telecommunications services         100,000        6,475,000
Century Telephone Enterprises
   Regional telephone and cellular
   services...................         100,000        3,175,000
Motorola
   Producer of wireless
   telecommunications equipment        100,000        5,700,000
Scientific-Atlanta
   Satellite networks.........         300,000        4,500,000
WorldCom*
   Long distance carrier......         150,000        5,306,250
                                                  -------------
                                                     25,156,250
                                                  -------------
TOBACCO   1.9%
Philip Morris
   Tobacco manufacturer.......         125,000       11,312,500
                                                  -------------

MISCELLANEOUS    2.2%
HIS
   A leading discount tour
   operator in Japan..........          45,000        2,143,478
Land and General Berhad
   Malaysian conglomerate with
   interests in timber, real estate
   development, and investment
   services...................         500,000        1,083,104

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                         SHARES OR
                                         PRIN.AMT.        VALUE
                                         ---------        -----
MISCELLANEOUS (continued)
Nera (ADSs)
   Wireless equipment and billing
   services for INMARSAT global
   satellite communications network
   and microwave radio relay..           45,000shs.    $   1,445,625
Tyco International
   Fire protection services worldwide   250,000            8,906,250
                                                       -------------
                                                          13,578,457
                                                       -------------
TOTAL COMMON STOCKS
   (Cost $461,230,224)   .....                           602,366,193
                                                       -------------
CONVERTIBLE BONDS   0.1%
   (Cost $753,837)
ELECTRONICS   0.1%
United Micro Electronics
   11/4%, 6/8/2004............         $430,000              541,800
                                                       -------------

SHORT-TERM HOLDINGS   2.5%
   (Cost $15,100,000)   ......                            15,100,000
                                                       -------------
TOTAL INVESTMENTS   102.3%
   (Cost $477,084,061)   .....                           618,007,993
OTHER ASSETS LESS
   LIABILITIES   (2.3)%  .....                           (14,085,730)
                                                       -------------
NET ASSETS   100.0% ..........                          $603,922,263
                                                       =============

----------
* Non-income producing security.
+ Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See notes to financial statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                           December 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
  Common stocks and convertible securities (cost $461,984,061).................. $ 602,907,993
   Short-term holdings (cost $15,100,000).......................................    15,100,000        $ 618,007,993
                                                                                                      -------------
Cash..........................................................................................            6,848,593
Receivable for securities sold................................................................           12,840,063
Receivable for dividends and interest.........................................................              574,451
Receivable for Capital Stock sold.............................................................              352,884
Investment in, and expenses prepaid to, shareholder service agent.............................               93,258
Net unrealized appreciation on forward currency contracts.....................................                2,198
Other.........................................................................................              124,517
                                                                                                      -------------
Total Assets .................................................................................          638,843,957
                                                                                                      -------------
LIABILITIES:
Payable for securities purchased..............................................................           32,889,345
Payable for Capital Stock repurchased.........................................................            1,122,677
Accrued expenses, taxes, and other............................................................              909,672
                                                                                                      -------------
Total Liabilities ............................................................................           34,921,694
                                                                                                      -------------
Net Assets  ..................................................................................        $ 603,922,263
                                                                                                      =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 150,000,000 shares authorized; 115,776,071 shares outstanding):
  Class A.....................................................................................        $ 114,483,498
  Class D.....................................................................................            1,292,573
Additional paid-in capital....................................................................          332,423,365
Dividends in excess of net investment income..................................................            (215,986)
Undistributed net realized gain...............................................................           15,018,871
Net unrealized appreciation of investments....................................................          140,030,884
Net unrealized appreciation on translation of assets and liabilities
   denominated in foreign currencies and forward currency contracts...........................              889,058
                                                                                                      -------------
Net Assets  ..................................................................................        $ 603,922,263
                                                                                                      =============
NET ASSET VALUE PER SHARE:
Class A ($597,510,514 divided by 14,483,498 shares) ..........................................                $5.22
                                                                                                              =====
Class D ($6,411,749 divided by 1,292,573 shares) .............................................                $4.96
                                                                                                              =====

----------
See notes to financial statements.


================================================================================
Statement of Operations                     For the Year Ended December 31, 1995
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $127,323)...........................    $ 5,460,868
Interest........................................................................        689,049
                                                                                    -----------
Total investment income.........................................................                      $   6,149,917

EXPENSES:
Management fee..................................................................      2,706,813
Distribution and service fees...................................................      1,207,717
Shareholder account services....................................................        899,231
Shareholder reports and communications..........................................        119,664
Auditing and legal fees.........................................................         95,272
Registration....................................................................         78,552
Directors' fees and expenses....................................................         51,791
Shareholders' meeting...........................................................         18,000
Miscellaneous...................................................................         49,991
                                                                                    -----------
Total expenses..................................................................                          5,227,031
                                                                                                       ------------
Net investment income  ........................................................                             922,886

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments................................................     78,316,368
Net realized gain from foreign currency transactions............................        406,810
Net change in unrealized appreciation of investments............................     61,247,607
Net change in unrealized appreciation on translation of
   assets and liabilities denominated in foreign
   currencies and forward currency contracts....................................        395,616
                                                                                    -----------
Net gain on investments and foreign currency transactions ......................                        140,366,401
                                                                                                       ------------
Increase in net assets from operations .........................................                       $141,289,287
                                                                                                       ============

----------
See notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED DECEMBER 31
                                                                                    ----------------------------------
                                                                                        1995                  1994
                                                                                    ------------          ------------
OPERATIONS:
Net investment income........................................................       $    922,886         $  747,696
Net realized gain on investments.............................................         78,316,368         51,360,333
Net realized gain (loss) from foreign currency transactions..................            406,810            (32,375)
Net change in unrealized appreciation of investments.........................         61,247,607        (75,155,232)
Net change in unrealized appreciation on translation of assets and liabilities
   denominated in foreign currencies and forward currency contracts..........            395,616            493,442
                                                                                    ------------         ----------
Increase (decrease) in net assets from operations............................        141,289,287        (22,586,136)
                                                                                    ------------         ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income-- Class A..............................................         (1,048,188)        (1,043,314)
Net realized gain on investments:
  Class A....................................................................        (62,681,650)       (52,165,692)
  Class D....................................................................           (685,513)          (180,695)
                                                                                    ------------         ----------
Decrease in net assets from distributions....................................        (64,415,351)       (53,389,701)
                                                                                    ------------         ----------

                                                                 SHARES
                                                     ------------------------------
                                                           YEAR ENDED DECEMBER 31
                                                     ------------------------------
CAPITAL SHARE TRANSACTIONS:                             1995                1994
                                                     ----------          ----------
Net proceeds from sale of shares:
  Class A................................            1,963,645            1,199,567          9,903,613          6,135,690
  Class D................................              881,669              183,876          4,318,133            922,899
Investment of dividends-- Class A........              141,801              164,106            734,496            733,553
Exchanged from associated Funds:
  Class A................................            7,453,091            4,032,992         39,381,227         20,642,340
  Class D................................              207,215               14,699          1,088,175             70,526
Shares issued in payment of gain distributions:
  Class A................................            9,630,233            9,228,545         49,877,844         41,252,296
  Class D................................              133,979               40,305            659,149            173,521
                                                    ----------           ----------        -----------         ----------
Total....................................           20,411,633           14,864,090        105,962,637         69,930,825
                                                    ----------           ----------        -----------         ----------
Cost of shares repurchased:
  Class A................................           (8,896,248)          (9,117,651)       (45,562,371)       (46,398,985)
  Class D................................              (94,062)             (33,070)          (462,501)          (164,282)
Exchanged into associated Funds:
  Class A................................           (8,899,690)          (4,857,920)       (46,762,125)       (24,834,019)
  Class D................................             (233,991)             (37,097)        (1,197,160)          (176,395)
                                                    ----------           ----------       ------------       ------------
Total....................................          (18,123,991)         (14,045,738)       (93,984,157)       (71,573,681)
                                                    ----------           ----------       ------------       ------------
Increase (decrease) in net assets from
   capital share transactions............            2,287,642              818,352         11,978,480         (1,642,856)
                                                    ==========           ==========       ------------       ------------
Increase (decrease) in net assets..................................................         88,852,416        (77,618,693)

NET ASSETS:
Beginning of year..................................................................        515,069,847        592,688,540
                                                                                          ------------       ------------
End of year (including dividends in excess of net investment
   income of $215,986 and $196,776, respectively)..................................       $603,922,263       $515,069,847
                                                                                          ============       ============


----------
See notes to financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Growth Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to May 3, 1993, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.
2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:
a. Investments in stocks and U.S. Government securities are valued at current market values or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b. The books and records of the Fund are maintained in U.S. dollars. The market value of investment securities and other assets and liabili-ties denominated in foreign currencies are translated into U.S. dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions.
          The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.
c. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
d. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
e. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.
f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

================================================================================

--------------------------------------------------------------------------------
3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995, amounted to $559,555,817 and $591,309,732, respectively.
    At December 31, 1995, the cost of investments for federal income tax purposes was $477,813,828, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $149,104,397 and $8,910,232, respectively.
4. At December 31, 1995, the Fund owned short-term investments which matured in less than 7 days.
5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee for 1995 was calculated on a sliding scale of 0.50% to 0.44%, based on average daily net assets of all investment companies managed by the Manager. The management fee for the year ended December 31, 1995, was equivalent to an annual rate of 0.48% of the average daily net assets of the Fund. Seligman Henderson Co. (the "Subadviser"), a 50% owned affiliate of the Manager, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Fund.
    Effective January 1, 1996, the management fee rate is 0.70% of the first $1 billion of the Fund's average daily net assets, 0.65% of the next $1 billion of average daily net assets and 0.60% of average daily net assets in excess of $2 billion.
    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of Fund shares and an affiliate of the Manager, received concessions of $20,299 from sales of Class A shares after commissions of $157,932 paid to dealers.
    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1995, fees paid aggregated $1,168,109 or 0.21% per annum of the average daily net assets of Class A shares.

    The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended December 31, 1995, fees paid amounted to $39,608, or 1% per annum of the average daily net assets of Class D shares.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions occurring within one year of purchase. For the year ended December 31, 1995, such charges amounted to $1,751.

    Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1995, Seligman Services, Inc. received commissions of $13,509 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $404,497, pursuant to the Plan.

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $886,231 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.
    Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
    Fees of $31,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.
    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1995, of $215,986 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.
6. Class-specific expenses charged to Class A and Class D during the year ended December 31, 1995, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                      CLASS A    CLASS D
                                     ---------  ---------
Distribution and service fees.....  $1,168,109  $39,608
Registration......................      22,888    7,029
Shareholder reports and
   communications.................      16,532      697

7. At December 31, 1995, the Fund had an outstanding forward currency contract to sell foreign currency to hedge its exposure to changes in foreign currency exchange rates on foreign currency held as follows:

 SETTLEMENT      CONTRACT     IN EXCHANGE         UNREALIZED
    DATE        TO RECEIVE        FOR            APPRECIATION
-------------  -------------  -----------        -------------
   1/5/96        $505,621     JPY(1) 52,104,271     $2,198

(1) Japanese Yen.

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.
    The total return based on net asset value measures the Fund's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

                                                     CLASS A                               CLASS D
                                     -----------------------------------------------     ---------------------------

                                                                                           YEAR ENDED        5/3/93*
                                                YEAR ENDED DECEMBER 31                    DECEMBER 31          TO
                                     -----------------------------------------------     -----------------

                                     1995**    1994**    1993       1992        1991     1995**     1994**  12/31/93
                                     ------    ------   ------     ------      ------   -------    -------  --------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
   of period..................       $4.54     $5.26      $6.04      $5.95      $4.57    $4.38     $5.23      $5.67
                                     -----     -----      -----      -----      -----    -----     -----      -----
Net investment income (loss)..         .01       .01        .01        .03        .04     (.04)     (.12)      (.03)
Net realized and unrealized
   investment gain (loss).....        1.27      (.22)       .35        .64       1.70     1.21      (.23)       .72
Net realized and unrealized gain
   on foreign currency transactions    .01        --         --         --         --      .01        --         --
                                     -----     -----      -----      -----      -----    -----     -----      -----
Increase (decrease) from
   investment operations......        1.29      (.21)       .36        .67       1.74     1.18      (.35)       .69
Dividends paid ...............        (.01)     (.01)      (.01)      (.03)      (.04)      --        --         --
Distributions from net
   gain realized..............        (.60)     (.50)     (1.13)      (.55)      (.32)    (.60)     (.50)     (1.13)
                                     -----     -----      -----      -----      -----    -----     -----      -----
Net increase (decrease) in
   net asset value............         .68      (.72)      (.78)       .09       1.38      .58      (.85)      (.44)
                                     -----     -----      -----      -----      -----    -----     -----      -----
Net asset value, end of period       $5.22     $4.54      $5.26      $6.04      $5.95    $4.96     $4.38      $5.23
                                     =====     =====      =====      =====      =====    =====     =====      =====
TOTAL RETURN BASED
   ON NET ASSET VALUE:               28.47%    (3.84)%     6.20%     11.30%     38.45%   27.01%    (6.56)%     12.40%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets         .94%       .90%      .89%       .77%       .76%    1.91%     2.93        2.17%+
Net investment income (loss) .
   to average net assets......         .17%       .14%      .18%       .49%       .77%   (.83)%    (2.34)%    (1.03)%+
Portfolio turnover............      102.30%     93.59%   105.64%     46.96%     12.60%  102.30%    93.59%    105.64%++
Net assets, end of period
  (000's omitted).............    $597,510   $513,328  $591,491   $614,860   $598,423   $6,412    $1,742     $1,197

----------
  *Commencement of offering of Class D shares.
**Per share amounts for the years ended December 31, 1995 and 1994, are calculated based on average shares outstanding.
 +Annualized.
 ++For the year ended December 31, 1993.
See notes to financial statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the Fund's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/S/ DELOITTE & TOUCHE LLP
New York, New York
February  2, 1996

================================================================================
Board of Directors
--------------------------------------------------------------------------------
Fred E. Brown
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

John R. Galvin 2, 4
DEAN, Fletcher School of Law and
  Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

Alice S. Ilchman 3, 4
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

Frank A. McPherson 2, 4
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

John E. Merow
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

Betsy S. Michel 2, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

William C. Morris 1
CHAIRMAN
CHAIRMAN OF THE BOARD AND PRESIDENT,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

James C. Pitney 3, 4
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

James Q. Riordan 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

Ronald T. Schroeder 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated

Robert L. Shafer 3, 4
VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

James N. Whitson 2, 4
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
  Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

Brian T. Zino 1
PRESIDENT
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated

Member:
1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

================================================================================
Executive Officers
--------------------------------------------------------------------------------
William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Loris D. Muzzatti
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY

--------------------------------------------------------------------------------
Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

Subadviser
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell
Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450  Shareholder Services

(800) 445-1777  Retirement Plan
                Services

(800) 622-4597  24-Hour Automated
                Telephone Access
                Service

                                       23